UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 14, 2022

Renovacor, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39271	83-3169838
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

201 Broadway, Suite 310 Cambridge, Massachusetts	02139
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (610) 424-2650

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	RCOR	NYSE American LLC
Warrants to purchase one share of common stock at an exercise price of $11.50	RCOR.WS	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01	Regulation FD Disclosure.

On October 14, 2022, Renovacor, Inc. (the “Company,” or “Renovacor”) updated information reflected in a slide presentation, which is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference. Representatives of the Company will use the updated presentation in various meetings from time to time.

The information furnished pursuant to Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or Exchange Act, except as expressly set forth by specific reference in such filing.

Important Additional Information Regarding the Transaction Will Be Filed With the SEC

In connection with the proposed transaction between Renovacor and Rocket Pharmaceuticals, Inc. (“Rocket”), Renovacor and Rocket have filed relevant materials with the SEC, including a Rocket registration statement on Form S-4 that includes a joint proxy statement of Renovacor and Rocket and also constitutes a prospectus of Rocket, and a definitive proxy statement will be mailed to stockholders of Renovacor and Rocket, respectively. INVESTORS AND SECURITY HOLDERS OF RENOVACOR AND ROCKET ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS THAT HAS BEEN INCLUDED IN THE REGISTRATION STATEMENT ON FORM S-4 AND OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION OR INCORPORATED BY REFERENCE IN THE JOINT PROXY STATEMENT/PROSPECTUS (IF ANY) CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION, THE PARTIES TO THE PROPOSED TRANSACTION AND THE RISKS ASSOCIATED WITH THE PROPOSED TRANSACTION. Investors and security holders will be able to obtain, without charge, a copy of the registration statement, the joint proxy statement/prospectus and other relevant documents filed with the SEC (when available) from the SEC’s website at http://www.sec.gov. Copies of the documents filed with the SEC by Renovacor will be available free of charge on Renovacor’s internet website at www.renovacor.com under the tab “Investor & Media - Financials” or by contacting Renovacor’s Investor Relations Department at investors@renovacor.com. Copies of the documents filed with the SEC by Rocket will be available free of charge on Rocket’s internet website at www.rocketpharma.com under the tab “Investors - SEC Filings”.

Participants in the Solicitation

Renovacor, Rocket and certain of their directors, executive officers and other members of management may be deemed to be participants in the solicitation of proxies with respect to the proposed transaction. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of the shareholders of Renovacor or Rocket in connection with the proposed transaction, including a description of their direct or indirect interests, by security holdings or otherwise, have been set forth in the joint proxy statement/prospectus that has been filed with the SEC. Information regarding Renovacor’s directors and executive officers is contained in Renovacor’s definitive proxy statement, which was filed with the SEC on April 14, 2022, and Renovacor’s Current Reports on Form 8-K, filed with the SEC on March 28, 2022 and June 3, 2022 (as amended on June 24, 2022). Information regarding Rocket’s directors and executive officers is contained in Rocket’s definitive proxy statement, which was filed with the SEC on April 29, 2022. Security holders and investors may obtain additional information regarding the interests of such persons, which may be different than those of Renovacor’s or Rocket’s security holders generally, by reading the joint proxy statement/prospectus and other relevant documents regarding the transaction, which will be filed with the SEC. You may obtain these documents (when they become available) free of charge through the website maintained by the SEC at http://www.sec.gov and from the Investor Relations websites of Rocket or Renovacor as described above.

No Offer or Solicitation

This communication is not intended to and does not constitute an offer to sell or the solicitation of an offer to subscribe for or buy or an invitation to purchase or subscribe for any securities or the solicitation of any vote or approval in any jurisdiction pursuant to the proposed transaction or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. This communication does not constitute a prospectus or prospectus equivalent document. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended. In connection with the proposed transaction, Rocket has filed a registration statement on Form S-4 that includes a joint proxy statement of Renovacor and Rocket and also constitutes a prospectus of Rocket. INVESTORS AND SECURITY HOLDERS OF RENOVACOR AND ROCKET ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS AND OTHER DOCUMENTS THAT HAVE BEEN AND WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Presentation of Renovacor, Inc., dated October 14, 2022.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

RENOVACOR, INC.

Date: October 14, 2022	By:	/s/ Magdalene Cook, M.D.
President, Chief Executive Officer and Director